UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2009

GREENHILL & CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission file number 001-32147

Delaware	51-0500737
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

300 Park Avenue, 23rd floor New York, New York 10022 (Address of principal executive offices)	10022 (ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 22, 2009, Greenhill & Co., Inc. (“Greenhill”) and certain of its subsidiaries entered into a Transaction Agreement (the “Transaction Agreement”) with Robert H. Niehaus, Chairman of Greenhill Capital Partners and an executive officer of Greenhill, and V. Frank Pottow, a member of the investment committee of Greenhill Capital Partners.  Pursuant to the Transaction Agreement, Messrs. Niehaus and Pottow delivered 289,050 shares of Greenhill common stock to Greenhill in exchange for all of the stock of a newly-created company, GCP Capital Partners Holdings Inc., which acquired certain assets relating to Greenhill’s merchant banking business, including the right to launch successor funds to the Greenhill Capital Partners funds.

Messrs. Niehaus and Pottow and other Greenhill Capital Partners personnel will continue to manage the existing Greenhill Capital Partners funds.  Greenhill will retain its existing portfolio of principal investments, including its interests in the Greenhill Capital Partners funds.

During a transition period (expected to last until mid-2011), Mr. Niehaus will continue to serve as Chairman of Greenhill Capital Partners.  Following the transition period, Greenhill and Mr. Niehaus have agreed that Mr. Niehaus will continue to be employed by Greenhill in the capacity of Senior Advisor to Greenhill until January 31, 2013.  Greenhill has agreed that Mr. Niehaus’s outstanding awards under Greenhill’s Equity Incentive Plan will continue to vest for so long as he continues to be employed by Greenhill.

The Transaction Agreement contains customary representations, warranties, covenants and indemnification provisions.

The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Transaction Agreement.  A copy of the Transaction Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 above is incorporated into this Item 2.01 by reference.  No specific formula or principle (as used in Item 2.01(d) of Form 8-K) was used in determining the amount of consideration delivered by or to Greenhill pursuant to the Transaction Agreement.

Section 9.    Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

2.1
Transaction Agreement dated as of December 22, 2009 among Greenhill & Co., Inc., Greenhill Capital Partners II LLC, GCP Capital Partners Holdings Inc., GCP Capital Partners Holdings LLC, Robert H. Niehaus and V. Frank Pottow*

99.1	Press Release

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Greenhill agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date:	December 23, 2009	By:	/s/ Ulrika Ekman
			Name:	Ulrika Ekman
			Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1
Transaction Agreement dated as of December 22, 2009 among Greenhill & Co., Inc., Greenhill Capital Partners II LLC, GCP Capital Partners Holdings Inc., GCP Capital Partners Holdings LLC, Robert H. Niehaus and V. Frank Pottow

99.1	Press Release